                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

     [_] Preliminary Proxy Statement

     [_] Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [_] Definitive Additional Materials

     [_] Soliciting Material Pursuant to Rule 240.14a-11(c) or
         Section 240.14a-12

                                    IMP, INC.
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     [_] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:  $13,000,000

         (5) Total fee paid: $2,600 at the time of filing preliminary proxy.

     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date filed:

                                    IMP, INC.
                             2830 North First Street
                           San Jose, California 95134

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 21, 1996


TO THE STOCKHOLDERS OF IMP, INC.:

                  The Annual Meeting of Stockholders of IMP, Inc. (the "Company") will be held at the Le Baron Hotel, 1350 North First Street, San Jose, California on Wednesday, August 21, 1996, at 2:00 p.m. (the "Annual Meeting") for the following purposes:

                  1. To elect the Board of Directors to serve until the next Annual Meeting and until their successors are elected and qualified;

                  2. To approve an amendment to the Stock Option Plan (the "Option Plan") to (i) increase the number of shares of Common Stock reserved for issuance by an additional 750,000 shares and (ii) allow the non-employee members of the Board of Directors to participate in the Discretionary Option Grant Program in effect under the Option Plan.

                  3. To approve the 1996 Employee Stock Purchase Plan (the "1996 Purchase Plan") as the successor to the Company's 1987 Purchase Plan, pursuant to which 750,000 shares of Common Stock will be reserved for issuance.

                  4. To ratify the appointment of Price Waterhouse as the Company's independent auditors for the fiscal year ending March 30, 1997; and

                  5. To transact such other business as may properly come before the meeting or any adjournment thereof.

                  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Any stockholders of record at the close of business on June 22, 1996 will be entitled to vote at the Annual Meeting and at any adjournment thereof. The transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company. If you do not plan to attend the Annual Meeting in person, please sign, date and return the enclosed proxy in the envelope provided. If you attend the Annual Meeting and vote by ballot your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy will assist us in preparing for the Annual Meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS


San Jose, California                        Charles S. Isherwood
July 8, 1996                                Secretary

                                    IMP, INC.
                             2830 NORTH FIRST STREET
                           SAN JOSE, CALIFORNIA 95134


                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 21, 1996


                                     GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of IMP, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of stockholders to be held on August 21, 1996 (the "Annual Meeting"). The Annual Meeting will be held at 2:00 p.m. at the Le Baron Hotel, 1350 North First Street, San Jose, California. Stockholders of record on June 22, 1996 will be entitled to notice of and to vote at the Annual Meeting.

         This Proxy Statement and accompanying proxy (the "Proxy") and Notice of Annual Meeting were first mailed to all stockholders entitled to vote on or about July 8, 1996.

VOTING

         On June 22, 1996, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 29,133,073 shares of Common Stock outstanding. No shares of the Company's preferred stock are outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

REVOCABILITY OF PROXIES

         Any person giving a Proxy has the power to revoke it at any time before its exercise. It may be revoked by filing with the Secretary of the Company at the Company's principal executive offices, IMP, Inc., 2830 North First Street, San Jose, California, 95134, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

SOLICITATION

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

SHARE OWNERSHIP

         The following table sets forth certain information known to the Company regarding the ownership of the Company's Common Stock as of March 31, 1996 for
(i) each director and nominee, (ii) all persons who are beneficial owners of five percent (5%) or more of the Company's Common Stock, (iii) the executive officers named in the compensation tables, and (iv) all current directors and executive officers of the Company as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                               Number of           Percent of Total
                Name                                             Shares          Shares Outstanding(1)
                ----                                           ---------         ---------------------
             Barry M. Carrington(2)..........................   679,202                 2.33%

             Zvi Grinfas(3)..................................   497,977                 1.70%

             David A. Laws (4)...............................   112,903                     *

             Peter D. Olson(5)...............................   133,750                     *

             Bernard V. Vonderschmitt(6).....................    52,000                     *

             Robert Crossley(7)..............................    15,566                     *

             Charles S. Isherwood(8).........................   142,307                     *

             All directors and officers as a
                  group (8 persons)(9)....................... 1,686,369                 5.78%

- -------------------

*        Less than one percent (1%).

(1) Percentage of beneficial ownership is calculated assuming 29,133,000 shares of Common Stock were outstanding on March 31, 1996. This percentage may include Common Stock of which such individual or entity has the right to acquire beneficial ownership within sixty days of March 31, 1996, including but not limited to the exercise of an option; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by General Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934.

(2) Includes 6,500 shares held in trust for Mr. Carrington's children, for which he serves as trustee, as to which shares Mr. Carrington disclaims beneficial ownership. Also includes 374,473 shares issuable upon exercise of options within sixty (60) days of March 31, 1996.

(3)      Includes 28,750 shares issuable upon exercise of options within sixty
         (60) days of March 31, 1996.

(4)      Includes 112,500 shares issuable upon exercise of options within sixty
         (60) days of March 31, 1996.

(5)      Includes 28,750 shares issuable upon exercise of options within sixty
         (60) days of March 31, 1996.

(6)      Includes 40,000 shares issuable upon exercise of options within sixty
         (60) days of March 31, 1996.

(7)      Includes 10,943 shares issuable upon exercise of options within sixty
         (60) days of March 31, 1996.

(8)      Includes 120,000 shares issuable upon exercise of options within sixty
         (60) days of March 31, 1996.

(9)      Includes 744,703 shares issuable upon exercise of options within sixty
         (60) days of March 31, 1996.

- -------------------------------------------------------------------------------
                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
- -------------------------------------------------------------------------------

         The persons named below are nominees for director to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. The Company's Bylaws provide that the authorized number of directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting of stockholders. The authorized number of directors is currently five (5), but will be set at four (4) as of the date of the Annual Meeting. The Board of Directors has selected four (4) nominees, all of which are currently directors of the Company. Proxies cannot be voted for a greater number of persons than four (4). Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the nominees named below. The four (4) candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.

NOMINEES

         Set forth below is information regarding the nominees, including information furnished by them as to principal occupations, certain other directorships held by them, any arrangements pursuant to which they were selected as directors or nominees and their ages as of March 31, 1996.

                                                            FIRST YEAR ELECTED
         NAME                          AGE                        DIRECTOR
         ----                          ---                  ------------------
Zvi Grinfas                             55                          1981
David A. Laws                           54                          1996
Peter D. Olson                          53                          1989
Bernard V. Vonderschmitt                72                          1991


BUSINESS EXPERIENCE OF DIRECTORS

         Mr. Grinfas, 55, a co-founder of the Company, has been a director of the Company since its organization in January 1981. He served as Senior Vice President for the Company, managing the Business Development Group, until December 1984. At that time he became Senior Vice President, Engineering, a position he held until May 1986, when he became Vice President, Business Development and Sales Director of Southern Europe of IMP Europe Limited. Mr. Grinfas ceased working for IMP Europe Limited in December 1988, and has been employed as a consultant since that time, including serving in the function of General Manager, Microelectronic Operations for Elron Electronics Industries, Ltd. from February 1989 through February 1990.

         Mr. Laws, 54, joined the Company in February 1995 as its Senior Vice President, Marketing and Business Development. In May 1996, he was appointed President and Chief Executive Officer and as a director of the Company. Mr. Laws was President and Chief Executive Officer of QuickLogic Corporation, a company engaged in the development of field programmable gate arrays, from September 1990 to January 1994. From January 1986 to September 1990, Mr. Laws was Vice President of Marketing for Altera Corporation, a supplier of programmable logic devices. Prior to Altera, he served in various positions at Advanced Micro Devices from May 1975 to January 1986, including as Managing Director of the PLD business unit and Vice President of Business Development.

         Mr. Olson, 53, has been a director of the Company since August 1989. Since July 1994, Mr. Olson has been President of Spatial Media, Inc. Mr. Olson was a co-founder of Octel Communications Corporation ("Octel"), a telecommunications company, and served as Executive Vice President and Chief Technical Officer of Octel from 1982 to July 1994.

         Mr. Vonderschmitt, 72, was a co-founder of Xilinx, Inc. ("Xilinx"), a supplier of field programmable gate arrays. He has served as the President of Xilinx since February 1984 and is currently a director of Xilinx. Mr. Vonderschmitt also serves as a director on the boards of directors of Chips and Technologies, Inc., Credence Systems Corporation and Sanmina Corporation, as well as various private companies. He has been a director of the Company since February 1991.

         There are no family relationships among executive officers or directors of the Company.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended March 31, 1996, the Board of Directors held four (4) meetings. As of March 31, 1996, the Company had four standing
Committees: an Audit Committee, a Compensation Committee, a Nominating Committee and a Stock Option Committee.

         The Audit Committee is primarily responsible for approving the services performed by the Company's independent auditors and reviewing reports of the Company's external auditors regarding the Company's accounting practices and systems of internal accounting controls. This Committee currently consists of Messrs. Grinfas, Olson and Vonderschmitt. This Committee held four (4) meetings during the last fiscal year.

         The Compensation Committee reviews and approves the Company's general compensation policies and sets compensation levels for the Company's executive officers. This Committee currently consists of Messrs. Grinfas, Olson and Vonderschmitt. This Committee held two (2) meetings during the last fiscal year.

         The Nominating Committee is responsible for recommending nominees for members of the Company's Board of Directors. This Committee currently consists of Messrs. Laws, Olson and Vonderschmitt. This Committee held one (1) meeting during the last fiscal year. The Nominating Committee has not instituted proceedings to consider nominees recommended by security holders, but may do so in the future.

         The Stock Option Committee has been granted separate but concurrent jurisdiction to make option grants under the Company's Discretionary Option Grant Program to individuals that are not subject to the short-swing trading restrictions under the federal securities laws. This Committee currently consists of Mr. Laws. This Committee held no meetings during the last fiscal year, but acted pursuant to written consent on seventeen (17) occasions.

         No incumbent director serving for the full fiscal year attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of Committees of the Board on which he serves.

DIRECTORS' COMPENSATION

         Each non-employee member of the Board of Directors receives $1,500 for each full fiscal quarter that he serves as a member of the Board of Directors, and $1,000 for each meeting he attends. Mr. Grinfas does not receive fees, but instead receives reimbursement for his travel expenses incurred in attending meetings of the Board of Directors, which totaled approximately $24,000 in fiscal 1996. In addition, non-employee members of the Board are eligible to receive options to purchase shares of the Company's Common Stock.

         Each individual newly elected or appointed as a non-employee member of the Board will be granted on such date of election or appointment an automatic option grant for 20,000 shares of Common Stock under the Company's Stock Option Plan (the "Option Plan"). Each individual who continues to serve as a non-employee Board member will receive additional automatic option grants, each for 20,000 shares of Common Stock, at successive four (4)-year intervals over his or her period of continued Board service. The first such additional grant will be made on the later of (A) the date of the 1994 Annual Stockholders Meeting or (B) the date of the Annual Stockholders Meeting held in the calendar year in which occurs the fourth anniversary of the grant date of the initial automatic option grant made to such individual, provided he or she is re-elected to the Board at that Annual Meeting. Additional automatic grants for 20,000 shares each will be made to such individual at every fourth

Annual Stockholders Meeting thereafter over such individual's period of continued service as a non-employee Board member.

         Each such grant becomes exercisable for all of the shares upon the optionee's completion of six (6) months of service on the Board and becomes immediately exercisable for all of the option shares if the Company is acquired by merger, asset sale or hostile take-over. The option shares are subject to repurchase at the original exercise price if the optionee ceases Board service prior to vesting in the shares. The Board member will vest in twenty-five percent (25%) of the option shares upon completion of one (1) year of Board service, and the balance will vest in thirty-six (36) successive equal monthly installments over the optionee's continued period of Board service, subject to accelerated vesting upon the optionee's death or disability or if the Company is acquired by merger, asset sale or hostile take-over. Such options have a maximum term of ten (10) years, subject to earlier termination upon the optionee's cessation of Board service. Upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding Common Stock, each automatic option grant will be cancelled, and the non-employee Board member will be entitled to a cash distribution from the Company based upon the tender-offer price.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends a vote FOR the nominees listed herein.

- -------------------------------------------------------------------------------
                                 PROPOSAL NO. 2
         APPROVAL AND RATIFICATION OF AMENDMENT TO THE STOCK OPTION PLAN
- -------------------------------------------------------------------------------

INTRODUCTION

         The Company's stockholders are being asked to approve an amendment to the Company's Stock Option Plan (the "Option Plan") which will increase the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan by an additional 750,000 shares and allow the non-employee members of the Board of Directors to participate in the Discretionary Option Grant Program in effect under the Option Plan. The purpose of the new amendment is to (i) assure that the Company will continue to have a sufficient reserve of Common Stock available under the Option Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success and
(ii) enhance the equity incentives available under the Option Plan for non-employee Board members in order to provide them with an opportunity to acquire a more substantial stock ownership interest in the Company. The amendment was adopted by the Board of Directors on May 15, 1996, subject to stockholder approval at the 1996 Annual Meeting.

         The following is a summary of the principal features of the Option Plan as amended, together with the applicable tax and accounting implications for the Company and the participants. However, the summary does not purport to be a complete description of all the provisions of the Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary of the Company at the Company's principal executive offices in San Jose, California.

         The Option Plan was originally adopted by the Board in October 1981 and subsequently approved by the stockholders. A restatement of the Option Plan was adopted by the Board on December 16, 1986 and approved by the stockholders on February 26, 1987. The Board amended the Option Plan on May 3, 1989 to establish an automatic grant program for non-employee Board members, and such amendment was approved by the stockholders on August 2, 1989. The Option Plan was subsequently amended by the Board on both May 13, 1992 and August 18, 1994, and those amendments were subsequently approved by the stockholders at the 1992 and 1995 Annual Meetings, respectively.

STRUCTURE

         The Option Plan is divided into two separate components: the Discretionary Option Grant Program and the Automatic Option Grant Program. Under the Discretionary Option Grant Program, options may be issued to key employees (including officers and directors) and key consultants in the service of the Company (or its parent or subsidiary companies) who contribute to the management, growth and financial success of the Company. Under the Automatic Option Grant Program, non-employee Board members will receive a series of option grants over their period of continued service on the Board.

ADMINISTRATION

         The Compensation Committee of the Board administers the provisions of Discretionary Option Grant Program with respect to all officers and directors of Company subject to the short-swing trading restrictions of the federal securities laws. With respect to all other participants, the Discretionary Option Grant Program may be administered by either the Compensation Committee or a committee of one or more Board members appointed by the Board or by the entire Board itself. Currently, the Compensation Committee administers the Discretionary Option Grant Program with respect to all participants. The Board has also created a Stock Option Committee that has separate but concurrent jurisdiction with the Compensation Committee to make option grants under the Discretionary Option Grant Program to individuals who are not subject to the short-swing trading restrictions of the federal securities laws. Each entity, whether the Compensation Committee or the secondary committee or the Board, will be referred to in this summary as Plan Administrator with respect to its particular administrative functions under the Discretionary Option Grant Program, and each such Plan Administrator will have complete discretion (subject to the provisions of the Option Plan) to authorize grants under the Discretionary Option Grant Program within the scope of its administrative jurisdiction.

         Accordingly, the Plan Administrator will have full authority to determine the eligible individuals who are to receive option grants, the time or times when the option grants are to be made, the number of shares of Common Stock subject to each such grant, the date or dates on which the option is to become exercisable, and the maximum term for which the option is to be outstanding. The Plan Administrator will also have the discretion to determine whether the granted option is to be an incentive stock option under the Federal tax laws or a nonstatutory option. In addition, the Plan Administrator will have full authority to accelerate the exercisability of one or more outstanding options at any time upon such terms and conditions as it deems appropriate.

         Option grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program, and no Plan Administrator will have any discretionary authority with respect to those option grants.

SHARE RESERVE

         A total of 5,427,000 shares of Common Stock have been reserved for issuance over the ten-year term of the Option Plan, including the 750,000-share increase for which stockholder approval is sought under this Proposal. In no event, however, may any one participant in the Option Plan be granted stock options or separately exercisable stock appreciation rights for more than 1,000,000 shares in the aggregate under the Option Plan. For purposes of such limitation, stock options and stock appreciation rights granted prior to July 31, 1994 will not be taken into account.

         As of March 31, 1996 approximately 2,417,092 shares of Common Stock had been issued upon the exercise of options granted under the Option Plan, 1,888,888 shares of Common Stock were subject to outstanding options under the Option Plan, and 1,121,020 shares of Common Stock were available for issuance under future option grants, assuming approval of this Proposal No. 2.

         Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the Option Plan. Shares subject to any option surrendered in accordance with the stock appreciation right provisions of the Option Plan will not be available for subsequent issuance.

ELIGIBILITY

         Officers and other key employees of the Company and its parent or subsidiary corporations (whether now existing or subsequently established), key consultants in the service of the Company or such parent or subsidiary corporations and non-employee Board members (other than those serving on the Compensation Committee) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee Board members (including those serving on the Compensation Committee) will also participate in the Automatic Option Grant Program.

         As of March 31, 1996, approximately 433 employees (including four executive officers) were eligible to participate in the Discretionary Option Grant Program, and three non-employee Board members were eligible to participate in the Automatic Option Grant Program.

PRICE AND EXERCISABILITY

         The exercise price of shares issued under the Discretionary Option Grant Program may not be less than 85% of the fair market value per share of Common Stock on the grant date, and no option may be outstanding for more than a 10-year term. If the granted option is intended to be an incentive stock option under the Federal tax laws, the option price must not be less than 100% of the fair market value per share of Common Stock on the grant date. Options issued under the Discretionary Option Grant Program generally become exercisable in a series of installments over the optionee's period of service with the Company.

         The option price is payable in cash or in shares of Common Stock. Outstanding options may also be exercised through a cashless exercise procedure pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sales proceeds available on the settlement date, sufficient funds to cover the option price for the purchased shares plus all applicable withholding taxes. The Plan Administrator may also assist any optionee (including an officer) in the exercise of outstanding options under the Discretionary Option Grant Program by authorizing a loan from the Company or permitting the optionee to pay the option price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Plan Administrator in its sole discretion, and may include provision for forgiveness of such indebtedness in whole or in part, but in no event may the maximum credit extended to the optionee exceed the aggregate option price payable for the purchased shares (less the par value), plus any Federal and state income or employment taxes incurred in connection with the purchase.

         No optionee is to have any stockholder rights with respect to the option shares until such optionee has exercised the option, paid the option price for the purchased shares and been issued a stock certificate for those shares. Options are not assignable or transferable other than by will or the laws of inheritance following the optionee's death and, during the optionee's lifetime, the option may be exercised only by the optionee.

VALUATION

         For purposes of establishing the option price and for all other valuation purposes under the Option Plan, the fair market value per share of Common Stock on any relevant date will be the closing selling price per share on such date on the Nasdaq National Market. On March 29, 1996 the fair market value per share of Common Stock was $7.00 on the basis of the closing selling price on that date.

TERMINATION OF SERVICE

         All options granted under the Discretionary Option Grant Program must be exercised within twelve months (or such shorter period as the Plan Administrator may establish at the time of grant) after the optionee ceases for any reason to be in the employ or service of the Company or its parent or subsidiary corporations. The Plan Administrator will, however, have complete discretion to extend the period of time for which any option is to remain exercisable following the optionee's cessation of employment or service, but under no circumstances may an option be exercised after the specified expiration date of the option term. If the optionee's employment is terminated for misconduct or the optionee makes or attempts to make any unauthorized use of confidential information of the Company or its parent or subsidiary corporations, then any outstanding option held by the optionee will immediately terminate.

         Each option under the Discretionary Option Grant Program will be exercisable only to the extent of the number of shares for which that option is exercisable at the time of the optionee's cessation of employment or service, unless the Plan Administrator accelerates the exercisability of the option in whole or in part. Such acceleration may be authorized at any time while the option remains outstanding, whether before or after the optionee's actual cessation of service.

CORPORATE TRANSACTION

         Each outstanding option under the Discretionary Option Grant Program will become immediately exercisable for all of the shares of Common Stock subject to such option in the event of a Corporate Transaction (as defined below), unless (i) that option is assumed by the successor corporation (or its parent corporation) or replaced with a comparable option to purchase shares of stock of the successor corporation (or its parent corporation) or (ii) the acceleration of such option is precluded by other limitations imposed by the Plan Administrator at the time of grant. A Corporate Transaction includes one or more of the following transactions:

         a. a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation;

         b. the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

         c. any reverse merger in which the Company is the surviving entity, but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger.

         Immediately following the consummation of the Corporate Transaction, all outstanding options will terminate, except to the extent assumed by the successor corporation (or its parent company).

STOCK APPRECIATION RIGHTS

         At the discretion of the Plan Administrator, options may be granted with stock appreciation rights. A stock appreciation right grants the holder the right to surrender all or part of an unexercised option under the Discretionary Option Grant Program in exchange for a distribution from the Company equal in amount to the excess of (i) the fair market value (on the date of surrender) of the shares of Common Stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate option price payable for such shares. The appreciation distribution may be made, at the discretion of the Plan Administrator, either in shares of Common Stock valued at fair market value on the date of surrender, in cash or in a combination of cash and Common Stock. No surrender of an option will be effective unless it is approved by the Plan Administrator.

         One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Discretionary Grant Program. Any option with such a limited stock appreciation right in effect for at least six months will automatically be cancelled upon the occurrence of a Hostile Take-Over, and the optionee will in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the number of shares of Common Stock in which the optionee is at the time vested under the cancelled option over (ii) the aggregate exercise price payable for such vested shares. Neither the Plan Administrator's approval nor the Board's consent will be required in connection with such cancellation and cash distribution.

         For purposes of such option cancellation provisions, the following definitions are in effect under the Option Plan:

         1. Hostile Take-Over means the acquisition by any person or related group of persons (other than the Company or its affiliates) of securities possessing more than 50% of the combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Company's stockholders to accept, provided at least 50% of the securities so acquired in such tender or exchange offer are obtained from holders other than the officers and directors of the Company.

         2. Take-Over Price means the greater of (A) the fair market value of the shares subject to the cancelled option, measured on the cancellation date in accordance with the valuation provisions of the Option Plan described above or
(B) the highest reported price per share paid in effecting the Hostile
Take-Over.

         The acceleration of options in the event of a Corporate Transaction and the cash-out of options upon a Hostile Take-Over may be seen as anti-takeover provisions and may have the effect of discouraging a merger proposal, takeover attempt or other effort to gain control of the Company.

CANCELLATION AND NEW GRANT OF OPTIONS

         The Plan Administrator has the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all options outstanding under the Discretionary Option Grant Program and to grant in substitution therefor new options covering the same or different numbers of shares of Common Stock but having an exercise price per share not less than 85% of the fair market value per share of Common Stock on the new grant date (or 100% of fair market value if the new option is to be an incentive stock option).

AUTOMATIC OPTION GRANT PROGRAM

         Under the Automatic Option Grant Program, option grants have been made to the current non-employee Board members, and option grants will be made to individuals who join the Board as non-employee Board members in the future. These special grants may be summarized as follows:

         1. Each individual who was serving as a non-employee Board member at the time of the 1989 Annual Meeting was automatically granted on such date a nonstatutory stock option to purchase 20,000 shares of Common Stock at the fair market value of the Common Stock on such date.

         2. Each individual who first becomes a non-employee Board member at any time after the 1989 Annual Meeting, whether through election by the stockholders or appointment by the Board, will be automatically granted, at the time of such initial election or appointment, a nonstatutory stock option to purchase 20,000 shares of Common Stock.

         3. Each individual who continues to serve as a non-employee Board member will receive additional automatic option grants, each for 20,000 shares of Common Stock, at successive four (4)-year intervals over his or her period of continued Board service. The first such additional grant will be made upon the later of (A) the date of the 1994 Annual Stockholders Meeting or (B) the date of the Annual Stockholders Meeting held in the calendar year in which occurs the fourth anniversary of the grant date of the initial automatic option grant made to such individual, provided he or she is re-elected to the Board at that Annual Meeting. Additional automatic grants for 20,000 shares each will be made to such individual at every fourth Annual Stockholders Meeting thereafter over such individual's continued period of service as a non-employee Board member.

         Each option grant under the Automatic Option Grant Program is subject to the following terms and conditions:

         - The option price per share will be equal to 100% of the fair market value per share of Common Stock on the automatic grant date, and each option is to have a maximum term of ten years measured from the grant date.

         - Each automatic option grant will become exercisable for the option shares six months after the grant date, provided the optionee continues as a member of the Board.

         - Shares purchased under the automatic option grant will be subject to repurchase by the Company, at the option price paid per share, in the event the optionee should cease to be a Board member prior to vesting in those shares. The option shares will vest in a series of installments over the optionee's period of Board service as follows: 25% of the option shares will vest upon optionee's completion of one year of Board service measured from the automatic grant date, and the balance of the option shares will vest in a series of 36 successive equal monthly installments upon the optionee's completion of each additional month of Board service thereafter. Full and immediate vesting of the option shares will occur upon the optionee's death or permanent disability while a Board member.

         - Each automatic option will remain exercisable for a six-month period following the optionee's termination of service as a Board member for any reason other than death. Should the optionee die while serving as a Board member or during the six-month period following his or her cessation of Board service, then such option will remain exercisable for a 12-month period following such optionee's death and may be exercised by the personal representatives of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) in which the optionee is vested at the time of his or her cessation of Board service.

         - The option will become immediately exercisable for all of the shares of Common Stock at the time subject to such option in the event of a Corporate Transaction (see "Corporate Transaction" above). Immediately following the consummation of the Corporate Transaction, the option will terminate, except to the extent assumed by the successor corporation (or its parent company).

         - The option will become immediately exercisable for all of the shares of Common Stock at the time subject to such option in the event of a Change in Control. A Change in Control will be deemed to occur under the Option Plan in the event:

                  (A) any person or related group of persons (other than the Company or any affiliate) acquires beneficial ownership of securities possessing more than 50% of the combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Company's stockholders to accept; or

                  (B) there is a change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who are either (i) Board members who have served continuously during such period (continuing Board members) or (ii) Board members who were elected or nominated during such period by continuing Board members.

         - Each automatic option in effect for at least six months will automatically be cancelled upon the occurrence of a Hostile Take-Over (see "Stock Appreciation Rights" above), and the optionee will in return be entitled to a cash distribution from the Company in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (B) the aggregate exercise price payable for such shares.

         - The remaining terms and conditions of the option grants under the Automatic Option Grant Program will in general conform to the terms described above for option grants made under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

EXCESS GRANTS

         The Option Plan permits the grant of options to purchase shares of the Company's Common Stock in excess of the number of shares then available for issuance under the Option Plan. Any option so granted cannot be exercised prior to stockholder approval of an amendment increasing the number of shares available for issuance under the Option Plan.

CHANGES IN CAPITALIZATION

         In the event any change is made to the Common Stock issuable under the Option Plan by reason of (A) a Corporate Transaction or (B) any stock split, stock dividend, combination of shares, recapitalization or other similar change in the corporate structure of the Company effected without receipt of consideration, then unless such change results in the termination of all outstanding options pursuant to the Corporate Transaction provisions of the Option Plan, appropriate adjustments will be made to (i) the maximum number and/or class of securities available for issuance under the Option Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options and separately exercisable stock appreciation rights under the Option Plan, (iii) the number and/or class of securities and price per share in effect under each outstanding option under the Discretionary Option Grant Program, (iv) the number and/or class of securities per non-employee Board member for which automatic option grants are subsequently to be made under the Automatic Option Grant Program, and (v) the number and/or class of securities and price per share of the Common Stock in effect under each automatic grant outstanding under the Automatic Option Grant Program. The purpose of such adjustments to the outstanding options is to preclude the enlargement or dilution of rights and benefits under such options.

STOCK OPTIONS

         The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table of the Executive Compensation and Related Information section of this Proxy Statement and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the Option Plan during the last fiscal year, together with the weighted average exercise price payable per share.

====================================================================================================================
                                                                  NUMBER OF OPTION SHARES      WEIGHTED AVERAGE
NAME AND POSITION                                                                             EXERCISE PRICE ($)
====================================================================================================================
Barry M. Carrington,
President and Chief Executive                                                0
Officer (1)                                                                                          --
====================================================================================================================
David A. Laws,
Senior Vice President,                                                       0                       --
Marketing and Business Development(2)
====================================================================================================================
Charles S. Isherwood,
Senior Vice President, Corporate Services,                                   0                       --
Chief Financial Officer and Secretary
====================================================================================================================
Robert Crossley,
Vice President, Administration                                               0                       --
====================================================================================================================
All current executive officers as a group (4 persons)                        0                        --
====================================================================================================================
Zvi Grinfas, Director                                                        0                        --
====================================================================================================================
Peter D. Olson, Director                                                     0                       --
====================================================================================================================
Bernard V. Vonderschmitt, Director                                        20,000                    $5.94
====================================================================================================================
All directors (other than executive officers) as a group (3               20,0000                   $5.94
persons)
====================================================================================================================
All employees, including current officers who are not executive
officers, as a group (433 persons)                                        359,490                   $5.50
====================================================================================================================

(1) Mr. Carrington resigned as President and Chief Executive Officer and was appointed Chairman of the Board of the Company on May 15, 1996.

(2) Mr. Laws was appointed President and Chief Executive Officer of the Company on May 15, 1996.

AMENDMENT AND TERMINATION OF THE PLAN

         The Board may amend or modify the Option Plan in any or all respects whatsoever. However, the Board will not, without stockholder approval, increase the maximum number of shares available for issuance under the Option Plan except in the event of certain changes to the Company's capitalization, and certain other amendments may require stockholder approval pursuant to applicable laws or regulations.

         The Board may terminate the Option Plan at any time, but in all events the Option Plan will terminate upon the earlier of August 16, 2005 or the date all shares available for issuance under the Option Plan are issued or cancelled pursuant to the exercise or surrender of options granted under the Option Plan. Any options outstanding at the time of the termination of the Option Plan will remain in force in accordance with the provisions of the instruments evidencing such grants.

FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

         Options granted under the 1995 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

         An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

ACCOUNTING TREATMENT

         Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings, but the Company must disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company's earnings.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The affirmative vote of a majority of the shares present or represented at the 1996 Meeting and entitled to vote on Proposal No. 2 is required for approval of the amendment to the Option Plan. The Board of Directors believes that the amendment to the Option Plan is necessary in order to continue to provide equity incentives to attract and retain the services of key employees, consultants and non-employee Board members. For this reason, the Board of Directors recommends that the stockholders vote FOR this Proposal No. 2

         Should such stockholder approval not be obtained, then the 750,000-share increase to the share reserve will not be implemented, and any stock options granted on the basis of that increase will immediately terminate without becoming exercisable for the shares of Common Stock subject to those options. No additional options will be granted on the basis of such share increase, and the Option Plan will terminate as to future issuances once the existing share reserve as last approved by the stockholders has been issued. In addition, without such stockholder approval, the non-employee Board members will not become eligible to receive option grants under the Discretionary Option Grant Program, but will continue to participate in the Automatic Option Grant Program.

NEW PLAN BENEFITS

         There have been no option grants made on the basis of the 750,000 shares increase which forms part of the amendment to the Option Plan for which stockholder approval is sought under this Proposal No. 2.

- -------------------------------------------------------------------------------
                                 PROPOSAL NO. 3
                  APPROVAL OF 1996 EMPLOYEE STOCK PURCHASE PLAN
- -------------------------------------------------------------------------------

         The Company's stockholders are being asked to approve the 1996 Employee Stock Purchase Plan (the "1996 Purchase Plan"), pursuant to which 750,000 shares of Common Stock will be reserved for issuance. The Board of Directors has authorized the implementation of the 1996 Purchase Plan as the successor to the Company's 1987 Employee Stock Purchase Plan (the "Predecessor Plan"). The Predecessor Plan terminated on April 30, 1996, when the remainder of the share reserve under that plan was issued to the participating employees, and no further shares of Common Stock are available for issuance under the Predecessor Plan.

         The 1996 Purchase Plan is intended to provide eligible employees of the Company and its participating affiliates with the continuing opportunity to acquire a propriety interest in the Company through participation in a payroll-deduction based employee stock purchase plan designed to operate in compliance with Section 423 of the Internal Revenue Code. The 1996 Purchase Plan was adopted by the Board on May 15, 1996, and the initial purchase period under the 1996 Purchase Plan will begin on October 1, 1996. However, no purchase rights under the 1996 Purchase Plan will be exercised, and no shares of Common Stock will be issued under the 1996 Purchase Plan unless it is approved by the Company's stockholders at the Annual Meeting.

         The following is a summary of the principal features of the 1996 Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1996 Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary of the Company at the Company's principal executive offices in San Jose, California.

SHARE RESERVE

         750,000 shares of Common Stock have been reserved for issuance over the ten-year term of the 1996 Purchase Plan. This share reserve will be drawn from either newly-issued shares of Common Stock or shares of Common Stock repurchased by the Company, including shares repurchased on the open market.

         In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the class and maximum number of securities issuable under the 1996 Purchase Plan, including the class and number of securities issuable per participant on any one purchase date, and (ii) the class and maximum number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

ADMINISTRATION

         The 1996 Purchase Plan will be administered by the Compensation Committee of the Company's Board of Directors. Such committee, as Plan Administrator, will have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the 1996 Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

OFFERING PERIODS AND PURCHASE PERIODS

         The 1996 Purchase Plan will be implemented in a series of successive offering periods, each with a maximum duration (not to exceed twenty-four (24) months) designated by the Plan Administrator prior to the start date. The initial offering period will begin on October 1, 1996 and will continue through September 30, 1998. The next offering period will start on the first business day in October 1998, and any subsequent offering periods will begin as designated by the Plan Administrator.

         Each offering period will be comprised of a series of successive semi-annual purchase periods. Purchase periods will run from the first business day in April to the last business day in September each year and from the first business day in October each year to the last business day in March in the following year. Accordingly, there will be a maximum of four (4) semi-annual purchase periods within each offering period. Shares of Common Stock will be purchased on behalf of participants on the last day of each such semi-annual period. The initial purchase period will begin on the October 1, 1996 start date of the initial offering period under the 1996 Purchase Plan and will end on March 31, 1997.

         Should the fair market value per share of Common Stock on any purchase date within an offering period be less than the fair market value per share of Common Stock on the start date of that offering period, then that offering period will automatically terminate immediately after the purchase of shares of Common Stock on that purchase date, and a new offering period will begin on the next business day. The new offering period will have a duration of twenty-four
(24) months, unless the Plan Administrator establishes a shorter duration within five (5) business days following the start date of that offering period.

ELIGIBILITY

         Any individual who is employed on a basis under which he or she is regularly expected to work for more than 20 hours per week for more than five months per calendar year in the employ of the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the 1996 Purchase Plan) will be eligible to participate in the 1996 Purchase Plan.

         An individual who is an eligible employee on the start date of any offering period may join that offering period at that time or on any subsequent quarterly entry date (the first business day in February, May, August or November each year) within that offering period. An individual who first becomes an eligible employee after such start date may join the offering period on any quarterly entry date within that offering period on which he or she is an eligible employee.

         The participant will be granted a separate purchase right for each offering period in which he or she participates. The purchase right will be granted at the time the participant joins the offering period and will allow such individual to purchase shares of Common Stock at semi-annual intervals over the remainder of that offering period with his or her accumulated payroll deductions.

         As of March 31, 1996, approximately 433 employees, including four executive officers, were eligible to participate in the 1996 Purchase Plan.

PAYROLL DEDUCTIONS AND STOCK PURCHASES

         Each participant may authorize periodic payroll deductions in any multiple of 1% (up to a maximum of 15%) of his or her base salary each offering period to be applied to the acquisition of Common Stock on each semi-annual purchase date. On each semi-annual purchase date (the last business day in March and September of each year), the payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase date.

PURCHASE PRICE

         The purchase price per share at which Common Stock will be purchased on the participant's behalf on each purchase date within the offering period will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into that offering period or (ii) the fair market value per share of Common Stock on that purchase date.

VALUATION

         The fair market value per share of Common Stock on any relevant date will be the closing selling price per share on such date on the Nasdaq National Market. On March 29, 1996, the fair market value per share of Common Stock was $7.00 per share.

SPECIAL LIMITATIONS

         The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

         (i) No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company of any of its affiliates.

         (ii) No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

         (iii) No participant may purchase more than 1,000 shares of Common Stock on any semi-annual purchase date.

TERMINATION OF PURCHASE RIGHTS

         The purchase right will immediately terminate upon the participant's termination of employment or loss of eligible employee status or upon his or her affirmative withdrawal from the offering period. The payroll deductions collected for the purchase period in which the purchase right terminates will be refunded.

ASSIGNABILITY

         No purchase right will be assignable or transferable and will be exercisable only by the participant.

STOCKHOLDER RIGHTS

         No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ACQUISITION

         Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price for each participant will be 85% of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into the offering period in which such acquisition occurs or (ii) the fair market value per share of Common Stock immediately prior to such acquisition.

PRO-RATION OF SHARES

         Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the 1996 Purchase Plan, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, will be refunded.

AMENDMENT AND TERMINATION

         The 1996 Purchase Plan will terminate upon the earliest to occur of (i) September 30, 2006, (ii) the date on which all available shares are issued or
(iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

         The Board may at any time alter, suspend or discontinue the 1996 Purchase Plan as of the close of any purchase period. However, the Board may not, without stockholder approval, increase the number of shares issuable under the 1996 Purchase Plan, and certain other amendments may require stockholder approval pursuant to applicable laws or regulations.

FEDERAL TAX CONSEQUENCES

         The 1996 Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 1996 Purchase Plan or in the event the participant should die while still owning the purchased shares.

         If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

         If the participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the offering period in which such shares were acquired and more than one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

         If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

ACCOUNTING TREATMENT

         Under current accounting rules, the issuance of shares of Common Stock under the 1996 Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the 1996 Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1996 Annual Meeting is required for approval of the 1996 Purchase Plan. Should such stockholder approval not be obtained, then all outstanding purchase rights under the 1996 Purchase Plan will terminate without being exercised, and no further purchase rights will be granted and no stock issuances will be made under the 1996 Purchase Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 1996 PURCHASE PLAN. THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO CONTINUE A PROGRAM OF STOCK OWNERSHIP FOR THE COMPANY'S EMPLOYEES IN ORDER TO PROVIDE THEM WITH A MEANINGFUL OPPORTUNITY TO ACQUIRE A SUBSTANTIAL PROPRIETARY INTEREST IN THE COMPANY AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE STOCKHOLDERS.

PLAN BENEFITS

         Each participant in the 1996 Purchase Plan will have the right to purchase a maximum of 1,000 shares of Common Stock on each purchase date within the initial offering period beginning October 1, 1996. However, neither the actual number of shares of Common Stock which may be issued per participant on each such purchase date nor the actual purchase price to be paid per share is determinable at this time. The table below shows, as to each of the executive officers named in the Summary Compensation Table which appears in the Executive Compensation section of this Proxy Statement and the various indicated groups, the following information with respect to transactions under the Predecessor Plan effected during the period from January 1, 1995 to the April 30, 1996 termination date of that plan: (i) the number of shares of Common Stock purchased under the Predecessor Plan during that period and (ii) the weighted average purchase price paid per share of Common Stock in connection with such purchases.

====================================================================================================================
                                                                NUMBER OF SHARES PURCHASED     WEIGHTED AVERAGE
NAME AND POSITION                                                                             EXERCISE PRICE ($)
====================================================================================================================
Barry M. Carrington,                                                         0                       --
President and Chief Executive
Officer (1)
====================================================================================================================
David A. Laws,
Senior Vice President,                                                       94                   $5.95
Marketing and Business Development(2)
====================================================================================================================
Charles S. Isherwood,
Senior Vice President, Corporate Services,                                   0                       --
Chief Financial Officer and Secretary
====================================================================================================================
Robert Crossley,
Vice President, Administration                                              304                     $5.95
====================================================================================================================
All current executive officers as a group (4 persons)                       398                     $5.95
====================================================================================================================
All employees, including current officers who are not executive
officers, as a group (433 persons)                                        377,287                   $1.55
====================================================================================================================

(1) Mr. Carrington resigned as President and Chief Executive Officer and was appointed Chairman of the Board of the Company on May 15, 1996.

(2) Mr. Laws was appointed President and Chief Executive Officer of the Company on May 15, 1996.

- -------------------------------------------------------------------------------
                                 PROPOSAL NO. 4
                      RATIFICATION OF INDEPENDENT AUDITORS
- -------------------------------------------------------------------------------

         The Company is asking the stockholders to ratify the selection of Price Waterhouse as the Company's independent auditors for the fiscal year ending March 30, 1997. The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting will be required to ratify the selection of Price Waterhouse.

         In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.

         Price Waterhouse has audited the Company's financial statements annually beginning with the fiscal year ended March 27, 1994. Its representatives are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

RECOMMENDATION OF BOARD OF DIRECTORS

         The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Price Waterhouse to serve as the Company's independent auditors for the fiscal year ending March 30, 1997.



- -------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
- -------------------------------------------------------------------------------

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten percent (10%) stockholders, except that Mr. Peter D. Olson, a member of the Board of Directors, did not timely report a purchase of shares in the open market in June 1995.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION


COMPENSATION COMMITTEE REPORT

         As members of the Compensation Committee of the IMP, Inc. Board of Directors ("Board"), it is our duty to set the base salary of executive officers and to administer the Option Plan and the Employee Stock Purchase Plan (the "Purchase Plan") under which grants may be made to such officers and other key employees. In addition, we approve the individual bonus programs to be in effect for executive officers each fiscal year and the base salaries of the Company's executive officers.

         For the 1996 fiscal year, the Committee established the compensation payable to Mr. Carrington, President and Chief Executive Officer, and the Company's other executive officers, Mr. Crossley, Vice President-Administration; Mr. Isherwood, Senior Vice President-Corporate Services, Chief Financial Officer and Secretary, and Mr. Laws, the Senior Vice President-Marketing and Business Development.

         GENERAL COMPENSATION POLICY. Each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and Company performance and is designed generally to be competitive with salary levels in the industry, (ii) annual bonus awards payable in cash and tied to the Company's achievement of performance goals, and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

         FACTORS. The primary factors which were considered in establishing the components of each executive officer's compensation package for the 1996 fiscal year are summarized below. The Committee may in its discretion apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

         * BASE SALARY. The base salary for each executive officer is set on the basis of personal performance, the salary levels in effect for comparable positions with the Company's principal competitors, and internal comparability standards, however, the Committee does not take into account any specific salary surveys in setting the base salary levels for the Company's executive officers. The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that the Company would use in a comparison for shareholder returns. Therefore, the compensation comparison group is not necessarily the same as the industry group index in the Performance Graph below.

         * ANNUAL INCENTIVE COMPENSATION. Targeted annual bonuses, set as a targeted percentage of salary based on position, are earned by each executive officer on the basis of the Company's achievement of certain sales and profitability goals established by the Committee at the start of the fiscal year. For fiscal year 1996, the performance targets were based on the Company's 1996 Operating Plan as approved by the Committee. Actual awards are subject to decrease or increase on the basis of the Company's performance and at the discretion of the Committee. Company performance for 1996 was measured on the basis of annual revenue and earnings per share growth, as well as performance on specific technical objectives. The revenue growth goal, earnings per share growth goal, and technical objectives as a group were weighted equally in determining bonuses. In 1996, the revenue growth goal was met, earnings per share growth goal was met, and technical objectives as a group were completed as targeted. Payouts to executive officers during fiscal year 1996 are illustrated in the Summary Compensation Table below.

         * LONG-TERM INCENTIVE COMPENSATION. The Committee periodically approves grants of stock options under the Option Plan to the Company's executive officers. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire shares of Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years), thus providing a return to the executive officer only if the market price of the shares appreciates over the option term. During the 1993 fiscal year, the Committee approved an evergreen program under the Option Plan designed to provide for the annual grant of options to ensure that top performing employees, including executive officers, have a significant equity stake in the Company. The program takes into account the individual's option holdings, as well as direct stock holdings, at the time annual awards are made. The size of the option grant to each executive officer, generally is set to achieve a potential percentage ownership stake in the Company that the Committee deems appropriate in order to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but also takes into account the individual's potential for future responsibility and promotion over the option term and the individual's personal performance in recent periods. Each such factor is given equal weight. No option grants were made to the executive officers in fiscal year 1996.

         CEO COMPENSATION. The annual base salary for the Company's Chief Executive Officer, Mr. Carrington was established by action of the full Board on August 1, 1988 and remained in effect until March 28, 1994, when it was increased in an amount consistent with merit increases awarded to all officers. Mr. Carrington received a bonus of $12,825.00 for the 1996 fiscal year. No option grant was made to Mr. Carrington during the 1996 fiscal year in view of the significant equity stake in the Company that he currently holds.

         We conclude our report with the acknowledgment that no member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries except as follows: Mr. Grinfas was a co-founder of the Company and served as Senior Vice President for the Company, managing the Business Development Group, until December 1984. At that time he became Senior Vice President, Engineering, a position he held until May 1986, when he became Vice President, Business Development and Sales Director of Southern Europe of IMP Europe Limited, at the time a subsidiary of the Company. Mr. Grinfas ceased working for IMP Europe Limited in December 1988.

         * COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 1996 fiscal year did not exceed the $1 million limit per officer, and the Committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for fiscal 1997 will exceed that limit. The Company's Option Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

                                             Compensation Committee

                                             Zvi Grinfas
                                             Peter D. Olson
                                             Bernard V. Vonderschmitt

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report and the Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the other executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus for the past fiscal year exceeded $100,000 ("Named Executive Officers"), for services rendered in all capacities to the Company and its subsidiaries for each of the last three (3) fiscal years:

                                            SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION

================================================================================================================
                                                                          Long Term
                                                                         Securities
                                                                         Underlying              Other
Name and Position                    Year   Salary($)(1)    Bonus($)     Options(#)       Compensation($)(2)
================================================================================================================
Barry M. Carrington,                 1996     182,906       12,825             0                 2,304
President and Chief                  1995     175,870            0             0                 2,304
Executive Officer(3)                 1994     165,110        4,013             0                 2,304
- ----------------------------------------------------------------------------------------------------------------
David A. Laws,                       1996     166,624            0             0                 2,628
Senior Vice President, Marketing     1995      15,707            0             0                   321
and Business Development(4)          1994           0            0             0                     0
- ----------------------------------------------------------------------------------------------------------------
Charles S. Isherwood,                1996     166,118       11,325             0                 5,266
Senior Vice President,               1995     156,053            0             0                 1,418
Corporate Services, Chief Financial  1994     146,269        3,546        20,000                 5,616
Officer and Secretary
- ----------------------------------------------------------------------------------------------------------------
Robert Crossley,                     1996     113,150       7,725              0                 3,600
Vice President, Administration       1995     106,523           0              0                 3,600
                                     1994      95,920       2,275              0                 3,276
================================================================================================================

- ---------------

(1) Salary includes amounts deferred pursuant to the Company's 401(k) plan. The amounts shown under the Bonus column include cash bonuses earned for the indicated fiscal years.

(2) Represents the premium paid on behalf of each executive officer for supplemental life insurance.

(3) Mr. Carrington resigned as President and Chief Executive Officer and was appointed Chairman of the Board of the Company on May 15, 1996.

(4) Mr. Laws joined the Company in February 1995. He was appointed President and Chief Executive Officer on May 15, 1996.

STOCK OPTIONS

         No stock options or stock appreciation rights were granted to the Named Executive Officers during the 1996 fiscal year.


OPTION EXERCISES AND HOLDINGS

         The table below sets forth information concerning the exercise of stock options during the 1996 fiscal year by the Named Executive Officers and the unexercised options held as of the end of the 1996 fiscal year by such individuals. For purposes of the latter calculation, the FY-End market value of the shares is deemed to be the closing sale price of the Company's Common Stock as reported on the National Association of Securities Dealers Automated Quotations System on Friday, March 29, 1996. No stock appreciation rights were exercised by the Named Executive Officers during the 1996 fiscal year, and no stock appreciation rights were held by those individuals at the end of such year.

====================================================================================================================
                                                                                                 Value of
                                 Number of                         Number of                   Unexercised
                                   Shares                         Unexercised                 In-the-Money
                                  Acquired      Value             Options at                   Options at
                                     on       Realized(1)          FY-End(#)                  FY-End ($1.78)
                                  Exercise
====================================================================================================================
Name                                                       Exercisable   Unexercisable  Exercisable   Unexercisable
====================================================================================================================
Barry M. Carrington                61,729    $309,262.29     374,473              0      $2,317,988     $        0
- --------------------------------------------------------------------------------------------------------------------
David A. Laws                           0    $         0     104,166        295,834      $  572,913     $1,627,087
- --------------------------------------------------------------------------------------------------------------------
Charles S. Isherwood                    0    $         0     119,166            834     $712,413        $    4,687
- --------------------------------------------------------------------------------------------------------------------
Robert Crossley                    34,623    $168,185.30       2,960            667      $16,854        $    3,749
====================================================================================================================

(1) Value realized is equal to the fair market value of the shares on the date of exercise, less the aggregate exercise price.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AGREEMENTS

         Except as indicated below, none of the Company's executive officers have employment contracts or severance agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors.

         In connection with the employment of David Laws as Senior Vice President, Marketing and Business Development, the Company entered into an employment agreement dated February 10, 1995 (the "Employment Agreement") providing for initial annual base salary and bonus for fiscal year 1996 of $160,000 and $40,000, respectively, subject to periodic increases over time. Mr. Laws' fiscal year 1997 bonus is conditioned upon the Company achieving the performance goals set forth in its annual plan as approved by the Company's Board of Directors. The Employment Agreement further provides that should the Company terminate Mr. Laws within the first year of his employment with the Company without cause, Mr. Laws' salary and benefits will be continued for a period of twelve (12) months from the date of such termination.

STOCK PERFORMANCE GRAPH

         The graph depicted below shows the Company's stock price as an index for the last five-year period, assuming $100 invested on March 31, 1990 and the reinvestment of dividends. Also depicted are the composite prices of companies listed on the Nasdaq National Market-U.S. Companies Index and the Index of Electronic Component Stocks on the Nasdaq National Market--comprised of companies primarily engaged in the manufacture of electronic components and accessories, also assuming $100 invested on March 31, 1990. This information has been provided to the Company by the Center for Research in Securities Prices and the Nasdaq National Market.

                        COMPARISON OF FIVE YEAR CUMULATIVE TOTAL STOCKHOLDER RETURNS

                                 3/31/91       3/31/92      3/31/93      3/31/94      3/31/95      3/31/96
- ----------------------------------------------------------------------------------------------------------
IMP                              $100.00        $161.00      $223.00     $173.00      $173.00      $693.00
Nasdaq                           $100.00        $126.00      $146.00     $157.00      $176.00      $243.00
Nasdaq Component Stock           $100.00        $123.00      $203.00     $246.00      $322.00      $423.00
- ----------------------------------------------------------------------------------------------------------

         This Section is not "Soliciting Material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In March 1992, the Company entered into an arrangement with Mr. A. Kenneth Davis, Jr., the Company's then Executive Vice President and General Manager-ASSP Group, which provides that if his employment had been terminated prior to April 1, 1994 by: (a) reason of his death or disability, (b) reason of a change in control of the Company, or (c) the Company for any reason, Mr. Davis would have been entitled to twelve (12) months salary. If termination for any of the above reasons occurs after April 1, 1994, he will be entitled to six (6) months salary. In addition, if the termination were due to a change in control of the Company, all of his then unexercisable options would become exercisable. If the Company terminates him or if he dies or becomes disabled, then one-half of his then unexercisable options would have become exercisable. The above severance arrangement is subject to satisfaction of certain conditions on the part of Mr. Davis. Mr. Davis ceased active employment with the Company on April 3, 1995. Pursuant to the terms of his employment agreement with the Company, and provided that he continues to satisfy certain conditions, Mr. Davis will continue to be paid by the Company through November 2, 1995 and one-half of his unexercisable options on April 3, 1995 became exercisable.

         In June 1993, the Company entered into an addendum (the "Technology Addendum") to an existing Technology Transfer Agreement with South African Micro Electronics Systems [Pty.], Ltd. ("SAMES"). Mr. Barry Carrington, a director of the Company and its President and Chief Executive Officer, is a former director of SAMES. Mr. Heinz Fellinger, a director of the Company until May 10, 1995, is the Managing Director of SAMES. Pursuant to the Technology Addendum, the Company licensed its proprietary 1.0 micron process technology to SAMES, in exchange for a total payment price of $750,000, paid in a series of installments through January 1, 1995. SAMES shall also pay the Company for technical services rendered by the Company in connection with the license. In fiscal year 1993, 1994 and 1995, respectively, the Company purchased $0, $430,000 and $2,700,000 of inventory from SAMES.

         In June 1993, the Company also entered into an addendum to its existing Foundry Agreement with SAMES, where SAMES agreed to fabricate the Company's 1.0 micron products, and allocated fabrication capacity to the Company through 1996.

         During fiscal 1996, the Company billed Spatial Media $200,000 in engineering charges for the design of an integrated circuit. Peter D. Olson, a member of the Company's Board of Directors, is the principal stockholder, Chief Executive Officer and a member of the Board of Directors of Spatial Media.


STOCKHOLDER PROPOSALS FOR 1996 PROXY STATEMENT

         Stockholder proposals that are intended to be presented at the Company's annual meeting of stockholders to be held in 1997 must be received by the Company no later than March 8, 1997 in order to be included in the proxy statement and related proxy materials.

FORM 10-K

         THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS, IMP, INC., MS 200/JE, 2830 NORTH FIRST STREET, SAN JOSE, CALIFORNIA 95134.

OTHER BUSINESS

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                         BY ORDER OF THE BOARD OF DIRECTORS



                         Charles S. Isherwood, Secretary


Dated:  July 8, 1996

                                    IMP, INC.
                        1996 EMPLOYEE STOCK PURCHASE PLAN

         I.       PURPOSE OF THE PLAN

                  This Employee Stock Purchase Plan is intended to promote the interests of IMP, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code.

                  Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

         II.      ADMINISTRATION OF THE PLAN

                  The Compensation Committee of the Board in its capacity as Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for proper administration of the Plan as it may deem necessary or appropriate. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

         III.     STOCK SUBJECT TO PLAN

                  A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 750,000 shares.

                  B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

         IV.      OFFERING PERIODS

                  A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

                  B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. The initial offering period shall commence on October 1, 1996 and terminate on the last business day in September 1998. The next offering period shall begin on the first business day in October 1998 and terminate on the last business day in September 2000. Subsequent offering periods shall begin as designated by the Plan Administrator.

                  C. Each offering period shall be comprised of a series of successive semi-annual Purchase Intervals. Purchase Intervals shall run from the first business day in October to the last business day in March each year and from the first business day in April each year to the last business day in September in the following year. Accordingly, there shall be a maximum of four
(4) semi-annual Purchase Intervals within each offering period. However, the first Purchase Interval in effect for the initial offering period under the Plan shall begin on October 1, 1996 and continue through March 31, 1997.

                  D. Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on the next business day following such Purchase Date. The new offering period shall have a duration of twenty-four (24) months, unless the Plan Administrator establishes a shorter duration within five (5) business days following the start date of that offering period.

                  E. Under no circumstances shall any shares of Common Stock be issued under the Plan until such time as (i) the Plan shall have been approved by the Corporation's stockholders and (ii) the Corporation shall have complied with all applicable requirements of the Securities Act, all applicable listing requirements of any securities exchange (or the Nasdaq National Market if applicable) on which shares of the Common Stock are listed for trading and all other applicable statutory and regulatory requirements.

         V.       ELIGIBILITY

                  A. Each individual who is an Eligible Employee on the start date of any offering period may join that offering period at that time or on any subsequent Quarterly Entry Date within that offering period, provided such individual remains an Eligible Employee.

                  B. An individual who first becomes an Eligible Employee after the start date of any offering period may join such offering period on any Quarterly Entry Date within that offering period on which he or she remains an Eligible Employee.

                                       2.

                  C. The date an Eligible Employee enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

                  D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) prior to his or her scheduled Entry Date into that offering period. However, each individual who is a Participant in an offering period on the date such offering period terminates pursuant to Paragraph IV.D shall automatically be enrolled in the new offering period which commences immediately after such termination date.

         VI.      PAYROLL DEDUCTIONS

                  A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock in an offering period may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each Purchase Interval within that offering period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

                           - The Participant may, not less than ten (10) days prior to any Quarterly Adjustment Date within the offering period, file the appropriate form with the Plan Administrator to increase or decrease the rate of his or her payroll deduction for the remainder of that offering period. The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective on the first Quarterly Adjustment Date following the filing of such form.

                  B. Payroll deductions shall begin on the first pay day following the start date of the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

                  C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

                                       3.

                  D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

         VII.     PURCHASE RIGHTS

                  A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments during the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                  Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

                  B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised in installments on each Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

                  C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

                  D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant

                                       4.

on any one Purchase Date shall not exceed 1,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

                  E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

                  F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

                           (i) A Participant may, not later than ten (10) days prior to the next Purchase Date in the offering period, terminate his or her outstanding purchase right for that offering period by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall be refunded as soon as possible.

                           (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) prior to his or her Entry Date into that offering period.

                           (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status), then his or her outstanding purchase right shall immediately terminate, and the Participant's payroll deductions for the Purchase Interval in which such purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began.

                                       5.

                  G. CORPORATE TRANSACTION. The Participant's outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of such Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on his or her Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares purchasable per Participant shall continue to apply to any such purchase.

                  The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and each Participant shall, following the receipt of such notice, have the right to terminate his or her outstanding purchase right prior to the effective date of the Corporate Transaction.

                  H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

                  I. ASSIGNABILITY. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

                  J. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

         VIII.    ACCRUAL LIMITATIONS

                  A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and
(ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

                                       6.

                  B. For purposes of applying such accrual limitations to the purchase rights granted under this Plan, the following provisions shall be in effect:

                           (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period for which such right is granted.

                           (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

                  C. If by reason of such accrual limitations, the purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

                  D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

         IX.      EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan was adopted by the Board on May 15, 1996 and shall become effective on October 1, 1996 as the successor to the Corporation's 1987 Employee Stock Purchase Plan. The initial purchase rights under the Plan shall be granted on such effective date. However, no such purchase right shall be exercised, and no shares of Common Stock shall be issued, under the Plan unless the Plan is approved by the Corporation's stockholders at the 1996 Annual Meeting. In the event such stockholder approval is not obtained, then all outstanding purchase rights under this Plan shall immediately terminate, all payroll deductions collected with respect to those terminated rights shall be refunded, and no further purchase rights shall be granted under the Plan.

                  B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in October 2006, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or

                                       7.

exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

         X.       AMENDMENT OF THE PLAN

                  The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Board may not, without the approval of the Corporation's stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan, or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

         XI.      GENERAL PROVISIONS

                  A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

                  B. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                  C. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

                                       8.

                                   SCHEDULE A

                          CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                            AS OF THE EFFECTIVE DATE

                                    IMP, INC.

                                    APPENDIX

                  The following definitions shall be in effect under the Plan:

                  A. BASE SALARY shall mean the regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan, plus any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall NOT be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

                  B. BOARD shall mean the Corporation's Board of Directors.

                  C. CODE shall mean the Internal Revenue Code of 1986, as amended.

                  D. COMMON STOCK shall mean the Corporation's common stock.

                  E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code
Section 424), whether now existing or subsequently established.

                  F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                           (i)      a merger or consolidation in which
         securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                           (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

                  G. CORPORATION shall mean IMP, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of IMP, Inc. which shall by appropriate action adopt the Plan.

                                      A-1.

                  H. ELIGIBLE EMPLOYEE shall mean any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under Code Section 3401(a).

                  I. ENTRY DATE shall mean any of the Quarterly Entry Dates in effect for an offering period on which an Eligible Employee joins that offering period in accordance with the provisions of Article V. The earliest Entry Date under the Plan shall be October 1, 1996.

                  J. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  K. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

                  L. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the initial offering period are listed in attached Schedule A.

                  M. PLAN shall mean the Corporation's 1996 Employee Stock Purchase Plan, as set forth in this document.

                                      A-2.

                  N. PLAN ADMINISTRATOR shall mean the Compensation Committee of the Board in its capacity as administrator of the Plan.

                  O. PURCHASE INTERVAL shall mean each successive period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant. The initial Purchase Interval under the Plan shall run from October 1, 1996 to March 31, 1997.

                  P. PURCHASE DATE shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be March 31, 1997.

                  Q. QUARTERLY ADJUSTMENT DATE shall mean the quarterly date in each offering period as of which a Participant may increase or decrease his or her rate of payroll deduction under the Plan for the remainder of that offering period. The Quarterly Adjustment Dates for each offering period shall be the first business day in January, April, July and October each year.

                  R. QUARTERLY ENTRY DATE shall mean any quarterly date within an offering period on which an Eligible Employee may enter that offering period. The Quarterly Entry Dates for each offering period shall be the first business day in January, April, July and October each year. However, the earliest Quarterly Entry Date under the Plan shall be the October 1, 1996 start date of the initial offering period under the Plan.

                  S. SECURITIES ACT shall mean the Securities Act of 1933, as amended.

                  T. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

                                      A-3.

                                                                  Exhibit 28.2

                                    IMP, INC.
                                STOCK OPTION PLAN
                 (AS AMENDED AND RESTATED THROUGH MAY 15, 1996)

                                   ARTICLE ONE
                                     GENERAL

         I.       PURPOSES OF THE RESTATED PLAN

                  This IMP, Inc. Stock Option Plan (the "Plan"), is intended to promote the interests of IMP, Inc., a Delaware corporation (the "Company"), by providing a method whereby key employees and key consultants of the Company or its parent or subsidiary corporations who perform valuable services for the Company and its parent and subsidiary corporations and the non-employee members of the Company's Board of Directors may be offered incentives or rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to render services to the Company or its parent and subsidiary corporations.

                  For purposes of the Plan, each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a SUBSIDIARY of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Each corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a PARENT of the Company, provided each such corporation (other than the Company) in the unbroken chain owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         II.      ADMINISTRATION OF THE PLAN

                  A. A Committee of two (2) or more non-employee Board members appointed by the Board (the "Primary Committee") shall have sole and exclusive authority to administer the Discretionary Option Grant Program of Article Two with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee received an option grant or stock award under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Company (or any parent or subsidiary), other than pursuant to the automatic option grant provisions of Article Three. For purposes of the Plan,
SECTION 16 INSIDER shall mean an officer or director of the Company subject to the short-swing profit liabilities of Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act").

                  B. Administration of the Discretionary Option Grant Program of Article Two with respect to all other persons eligible to participate in that program may, at the Board's discretion, be vested in the Primary Committee or in a Secondary Committee of one (1) or more Board members appointed by the Board (the "Secondary Committee"), or the Board may retain the power to administer that program with respect to all such persons. The Board may provide the Secondary Committee with exclusive authority to administer the Discretionary Option Grant Program with respect to non-Section 16 Insiders or may provide the Secondary Committee with such authority on a separate but concurrent basis with the Primary Committee so that both such committees may make grants under the Discretionary Option Grant Program to non-Section 16 Insiders. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Company (or any parent or subsidiary).

                  C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time.

                  D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program of Article Two and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program under its jurisdiction or any stock option thereunder.

                  E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

                  F. Administration of the Automatic Option Grant Program of Article Three shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

                                       2.

         III.     ELIGIBILITY FOR OPTION GRANTS

                  A. The persons eligible to receive options pursuant to the Discretionary Option Grant Program shall be limited to the following individuals: (i) key Employees (including officers and directors) and key consultants of the Company or its parent or subsidiary corporations as the Plan Administrator shall select from time to time and (ii) the non-employee Board members (other than those at the time serving as members of the Primary Committee). Non-employee Board members (including those at the time serving as members of the Primary Committee) shall also be eligible to receive one or more option grants pursuant to the provisions of the Automatic Option Grant Program.

                  B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine the number of shares to be covered by each grant made under the Discretionary Option Grant Program of Article Two, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to be granted and is to become exercisable, and the maximum term for which the option is to be outstanding.

         IV.      STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock, $.001 par value per share ("Common Stock"). The maximum number of shares which may be issued over the term of the Plan shall not exceed 5,427,000* shares. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with Section IV.D below.

                  B. In no event may which any one individual participating in the Plan be granted stock options or separately exercisable stock appreciation rights for more than 1,000,000 shares of Common Stock in the aggregate over the term of the Plan, subject to periodic adjustment in accordance with the provisions of Section IV.D of this Article One. However, for purposes of such limitation, any stock options or stock appreciation rights granted prior to July 31, 1994 shall not be taken into account.

                  C. Should an option expire or terminate for any reason prior to exercise or surrender in full (including options cancelled in accordance with the cancellation-regrant

- --------
         * The share reserve includes the 750,000 share increase authorized by the Board on May 15, 1996, subject to stockholder approval at the 1996 Annual Meeting. From and after June 30, 1996, the maximum number of shares which may be issued under the Plan shall not exceed 3,009,908 shares, subject to adjustment under Section IV.D.

                                       3.

provisions of Section IV of Article Two of the Plan), the shares subject to the portion of the option not so exercised or surrendered shall be available for subsequent option grants under the Plan. Shares subject to any option or portion thereof surrendered or cancelled in accordance with Section V of Article Two of the Plan or Section III of Article Three of the Plan and all share issuances under the Plan, whether or not subsequently repurchased by the Company pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under this Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the option holder.

                  D. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, recapitalization or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options and separately exercisable stock appreciation rights over the remaining term of the Plan, (iii) the number and/or class of securities for which options are to be granted to newly-elected or continuing non-employee Board members pursuant to the automatic grant provisions of Article Three and
(iv) the number and/or class of securities and the option price per share in effect under each outstanding option (including automatic grants made under Article Three) in order to prevent the dilution or enlargement of benefits thereunder.

                                       4.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

         I.       TERMS AND CONDITIONS OF OPTIONS

                  Discretionary option grants under the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not employees of the Company or its parent or subsidiary corporations may only receive non-statutory options under the Plan. Each such discretionary grant shall be evidenced by an instrument in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, comply with the applicable provisions of Section II.

                  A.       Option Price.

                           1.       The option price per share shall be fixed by
the Plan Administrator but shall in no event be less than eighty-five percent (85%) of the fair market value per share of Common Stock on the date of grant (the "Grant Date"). For such purpose, the Grant Date shall be the date on which the Plan Administrator approves the option or, if later, the date the optionee commences Service (as defined below in Section I.C.6 of this Article Two).

                           2.       If any individual to whom an Incentive
Option or a non-statutory option is to be granted pursuant to the provisions of the Plan is on the Grant Date the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations (such person to be herein referred to as a 10% Stockholder), then the option price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the Grant Date.

                           3.       The option price shall become immediately
due upon exercise of the option and shall, subject to the provisions of Section VI of this Article Two, be payable in one of the alternative forms specified below:

                           (i) payment in cash or check payable to the Company's order; or

                           (ii) payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported

                                       5.

         earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

                           (iii) to the extent the option is exercised for vested shares, payment through a broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable written instructions (I) to a Company-designated broker-dealer to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (II) to the Company to deliver the certificates for the purchased shares directly to such broker-dealer.

                  For purposes of this subparagraph 3, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                           4.       The fair market value per share of Common
Stock on any relevant date under subparagraph 1, 2 or 3 above (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

                           (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                           (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                                       6.

                  B. Term and Exercise of Options. Each option granted under the Plan shall become exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option; provided, however, that no such option shall have a term in excess of ten (10) years from the Grant Date. During the lifetime of the optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee except for any transfer of the option effected by will or by the laws of descent and distribution following the optionee's death.

                  C.       Effect of Termination of Service.

                           1.       Should an optionee cease to remain in
Service for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while the holder of one or more outstanding options under the Plan, then each such option shall in no event remain exercisable for more than a twelve (12) month period (or such shorter period determined by the Plan Administrator and specified in the instrument evidencing the option) following the date of such cessation of Service. Under no circumstances shall any such option be exercisable after the specified expiration date of the option term. Each such option shall, during the applicable twelve (12) month or shorter period, be exercisable only to the extent of the number of vested shares (if any) for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of such twelve (12) month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable. However, the option shall immediately, upon the optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not otherwise at that time exercisable for vested shares.

                           2.       Should the optionee cease Service and
thereafter die while holding one or more outstanding options under the Plan, then each such option may be exercised, but only to the extent of the number of vested shares (if any) for which the option is exercisable on the date of the optionee's cessation of Service (less any shares for which the option is subsequently exercised by optionee prior to his or her death), by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution, provided and only if such exercise occurs prior to the earlier of (i) the first anniversary of the date of the optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

                           3.       Should the optionee die prior to cessation
of Service, then each option under the Plan held by such optionee at the time of death may be subsequently exercised, for all or any part of the vested shares of Common Stock at the time subject to such option, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance

                                       7.

with the laws of descent and distribution, provided and only if such exercise occurs prior to the earlier of (i) the first anniversary of the date of the optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

                           4.       If (i) the optionee's Service is terminated
for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement or any unauthorized disclosure or use of confidential information or trade secrets) or (ii) the optionee makes or attempts to make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its parent or subsidiary corporations, then in any such event each outstanding option held by the optionee under the Plan shall immediately terminate and cease to be exercisable.

                           5.       Notwithstanding subparagraphs 1 and 2 above,
the Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any while the option remains outstanding, to establish as a provision applicable to the exercise of one or more options granted under the Plan that during the limited period of exercisability following cessation of Service as provided in Section I.C.1 above or following the Employee's death as provided in Section I.C.2 or Section I.C.3 above, the option may be exercised not only with respect to the number of vested shares for which it is exercisable at the time of the optionee's cessation of Service or death but also with respect to one or more subsequent installments of purchasable shares in which the optionee would otherwise have vested had such cessation of Service not occurred.

                           6.       For purposes of the foregoing provisions of
this Section I of Article Two (and all other provisions of the Plan), unless it is specifically provided otherwise in the option agreement evidencing the option grant and/or the purchase agreement evidencing the shares purchased under such option, the optionee shall be deemed to remain in Service for so long as such individual renders services on a periodic basis to the Company or any parent or subsidiary corporation in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor. The optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                  D. Stockholder Rights. An option holder shall have none of the rights of a stockholder with respect to any shares covered by the option until such individual shall have exercised the option, paid the option price for the purchased shares and been issued a stock certificate for those shares. No adjustment shall be made for dividends or distributions (whether paid in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

                                       8.

                  E. Repurchase Rights. The shares of Common Stock acquired upon the exercise of options granted under the Plan may be subject to repurchase by the Company in accordance with the following provisions:

                           1.       The Plan Administrator shall have the
discretion to grant options which are exercisable for unvested shares of Common Stock. Should the optionee cease Service while holding such unvested shares, then the Company shall have the right to repurchase, at the option exercise price paid per share, any or all of those unvested shares. Any such repurchase right shall be exercisable by the Company (or its assignees) upon such terms and conditions (including the establishment of the appropriate vesting schedule and other provisions for the expiration of such right in one or more installments over the optionee's period of Service) as the Plan Administrator may specify in the instrument evidencing such right.

                           2.       The Plan Administrator may assign the
Company's repurchase rights under subparagraph 1 above to any person or entity selected by the Plan Administrator, including one or more stockholders of the Company.

                           3.       All of the Company's outstanding repurchase
rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section III of Article Two, except to the extent that: (i) any such repurchase right is, in connection with the Corporate Transaction, to be assigned to the successor corporation (or parent thereof) or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is granted.

         II.      INCENTIVE OPTIONS

                  The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Only Employees may be granted Incentive Options. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

                  A. Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value per share of Common Stock on the Grant Date.

                  B. Dollar Limitation. The aggregate fair market value (determined as of the respective Grant Date or Dates) of the Common Stock for which one or more options granted to any Employee under the Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on

                                       9.

the exercisability thereof as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  C. 10% Stockholder. If any Employee to whom an Incentive Option is to be granted pursuant to the provisions of the Plan is on the Grant Date a 10% Stockholder, then the option shall not have a term in excess of five
(5) years from the Grant Date.

                  Except as modified by the preceding provisions of this Section II, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

         III.     CORPORATE TRANSACTION

                  A. In the event of one or more of the following stockholder-approved transactions (a "Corporate Transaction"):

                           (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation;

                           (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

                           (iii) any reverse merger in which the Company is the surviving entity, but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, each option outstanding under the Plan shall
automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares. However, no such acceleration of the outstanding options under the Plan shall occur if and to the extent (i) the outstanding options are, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or (ii) the acceleration of the options is subject to other applicable limitations imposed by the Plan Administrator at the time of grant. Immediately following the consummation of the Corporate Transaction, all outstanding options under the Plan shall, except to the extent assumed by the successor corporation or its parent company, terminate and cease to be outstanding.

                  B. If the Company is the surviving entity in any merger or other business combination, then each option which remains outstanding under the Plan immediately after such merger or other business combination shall be appropriately adjusted to apply and

                                      10.

pertain to the number and class of securities which would be issuable, in consummation of such merger or business combination, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such merger or business combination, and appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for the option shares shall remain the same. Appropriate adjustments shall also be made to the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of such merger or business combination.

                  C. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Federal tax laws.

                  D. The grant of options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV.      CANCELLATION AND NEW GRANT OF OPTIONS

                  The Primary Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan (other than the automatic grants made pursuant to Article Three) and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than eighty-five percent (85%) of the fair market value per share of Common Stock on the new Grant Date (or one hundred percent (100%) of such fair market value in the case of an Incentive Option or, in the case of a 10% Stockholder, one hundred ten percent (110%) of such fair market value).

         V.       SURRENDER OF OPTIONS FOR CASH OR STOCK

                  A. One or more option holders may be granted, upon such terms and conditions as the Plan Administrator may establish at the time of the option grant or at any time thereafter, the right to surrender all or part of an unexercised option in exchange for a distribution equal in amount to the excess of (i) the fair market value (on the surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option or portion thereof over (ii) the aggregate option price payable for those vested shares.

                  B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution

                                      11.

to which the option holder shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at fair market value at date of surrender, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                  C. If the surrender of an option is rejected by the Plan Administrator, then the option holder shall retain whatever rights the option holder had under the surrendered option (or surrendered portion thereof) on the date of surrender and may exercise such rights at any time prior to the later of
(i) the expiration of the five (5)-business day period following receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised at any time after ten (10) years (or five (5) years in the case of a 10% Stockholder) after the date of the option grant.

                  D.       Notwithstanding the foregoing provisions of this
Section V, one or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Each outstanding option with such a limited stock appreciation right in effect for at least six (6) months shall automatically be cancelled, to the extent exercisable for vested shares of Common Stock, upon the occurrence of a Hostile Take-Over (as defined below), and the optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the fair market value (on the cancellation date) of the number of shares in which the optionee is at the time vested under the cancelled option or cancelled portion over (ii) the Take-Over Price (as defined below) payable for such vested shares. Such cash distribution shall be made within five (5) days following the consummation of the Hostile Take-Over. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash distribution. The balance (if any) of each such option shall continue in full force and effect in accordance with the terms and conditions of the instrument evidencing such grant.

                  E. For purposes of Section V.D, the following definitions shall be in effect:

                           A Hostile Take-Over shall be deemed to occur in the event (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept and (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than Section 16 Insiders.

                                      12.

                           The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of option cancellation, as determined pursuant to the valuation provisions of Section I.A.4 of this Article Two, or (b) the highest reported price per share of Common Stock paid in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

                  F. The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this
Section V shall NOT be available for subsequent option grant under the Plan.

         VI.      FINANCING

                  The Plan Administrator may assist any optionee (including any officer or director) in the exercise of one or more options under this Article Two of the Plan by (a) authorizing the extension of a loan to such optionee from the Company or (b) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) will be established by the Plan Administrator in its sole discretion; provided, however, that loans and installment payments may be granted without security or collateral, but the maximum credit available to the optionee shall not exceed the sum of the aggregate option price of the purchased shares (less their par value), plus any Federal and State income and employment tax liability incurred by the optionee in connection with such exercise. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this Section VI shall be subject to forgiveness by the Company in whole or in part upon such terms and conditions as the Plan Administrator in its discretion deems appropriate.

         VII.     EXTENSION OF EXERCISE PERIODS

                  The Plan Administrator shall have full power and authority exercisable in its sole discretion to extend, at the time the option is granted or at any time the option remains outstanding, the period of time for which the option is to remain exercisable following the optionee's cessation of Service from the twelve (12) month or shorter period set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the specified expiration date of the option term.

                                      13.

                                  ARTICLE THREE
                         AUTOMATIC OPTION GRANT PROGRAM

         I.       AUTOMATIC GRANTS

                  A. Grant Dates. Option grants shall be made pursuant to the provisions of this Article Three as follows:

                           (i)      Each individual who is serving as a Board
member on the date of the 1989 Annual Stockholders Meeting and is neither an employee of the Company nor any of its parent or subsidiary corporations shall automatically be granted on such date a non-statutory option under the Plan to purchase 20,000 shares of Common Stock.

                           (ii)     Each individual who first becomes a
non-employee Board member after the date of the 1989 Annual Stockholders Meeting, whether through appointment by the Board or election by the Company's stockholders, shall, on the date of such election or appointment, receive an automatic option grant to purchase 20,000 shares of Common Stock.

                           (iii)    Each individual who continues to serve as a
non-employee Board member shall receive additional automatic option grants, each for 20,000 shares of Common Stock, at successive four (4)-year intervals over his or her period of continued Board service. The first such additional grant shall be made on the later of (A) the date of the 1994 Annual Stockholders Meeting or (B) the date of the Annual Stockholders Meeting held in the calendar year in which occurs the fourth anniversary of the grant date of the initial automatic option grant made to such individual under this Article Three, provided he or she is re-elected to the Board at that Annual Meeting. Additional automatic grants for 20,000 shares each shall be made to such individual at every fourth Annual Stockholders Meeting thereafter over such individual's period of continued service as a non-employee Board member.

                  B. Limitation. Except for the automatic grants to be made pursuant to the provisions of this Article Three, non-employee Board members shall not be eligible to receive any additional option grants under this Plan or any other stock plan of the Company (or its parent or subsidiary corporations).

                  C. Adjustment. The number and/or class of securities subject to each automatic option grant to be made to the non-employee Board members under this Article Three shall be subject to periodic adjustment pursuant to the applicable provisions of Section IV.D of Article One.

                                      14.

         II.      TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

                  A. Option Price. The option price per share shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date.

                  B. Payment. The option price shall be payable in one of the alternative forms specified below:

                           (i) payment in cash or check payable to the Company's order; or

                           (ii) payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

                           (iii) to the extent the option is exercised for vested shares, payment through a broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable written instructions (I) to a Company-designated broker-dealer to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (II) to the Company to deliver the certificates for the purchased shares directly to such broker-dealer.

                  For purposes of this Section II.B, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company, and the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the provisions of Section I.A.4 of Article Two. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                  C. Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

                  D. Exercisability. Each automatic grant shall become exercisable for all the option shares upon the optionee's completion of six (6) months of Board service measured from the automatic grant date, but any shares purchased under the option shall be subject to the repurchase rights of the Company under Section II.E of this Article Three.

                                      15.

                  E. Repurchase Right. The shares purchased under each automatic option grant shall be subject to repurchase by the Company, at the option price paid per share, in the event the optionee ceases to serve as a Board member. However, the Company's repurchase right shall lapse in accordance with the following schedule:

                           (i) The repurchase right will lapse with respect to 25% of the option shares upon the optionee's completion of one year of Board service measured from the automatic grant date.

                           (ii) The repurchase right will lapse with respect to the remaining option shares in a series of thirty-six (36) successive equal monthly installments over the optionee's period of continued Board service, with the first such installment to lapse on the 13th calendar month after the automatic grant date.

                           (iii) The repurchase right shall also terminate in its entirety should any of the following events occur prior to the optionee's cessation of Board service: (A) the death or permanent disability of the optionee, (B) a Change in Control under Section III of this Article Three or (C) a Corporate Transaction under Section III of this Article Three.

                  F. Non-Transferability. During the lifetime of the optionee, the option, together with the special stock appreciation right pertaining to such option under Section III.C of this Article Three, shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee except for any transfer of the option effected by will or by the laws of descent and distribution following the optionee's death.

                  G.       Effect of Termination of Board Membership.

                           1.       Should the optionee cease to serve as a
Board member for any reason (other than death) while holding an automatic option grant under this Article Three, then the optionee shall have a six (6)-month period following the date of such cessation of Board service in which to exercise that option for any or all of the shares of Common Stock in which the optionee is vested at the time of such cessation of Board service. The option shall immediately, upon the optionee's cessation of Board service for any reason, terminate and cease to be outstanding with respect to any option shares in which the optionee is not otherwise at that time vested.

                           2.       Should the optionee die while a Board member
or during the six (6)-month period following his or her cessation of Board service, then the option may subsequently be exercised, for any or all of the shares of Common Stock in which the optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the optionee prior to death), by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant

                                      16.

to the optionee's will or in accordance with the laws of descent and distribution. The right to exercise such option shall terminate upon the earlier of (i) the first anniversary of the optionee's death or (ii) the expiration date of the option term.

                           3.       For purposes of this Article Three, an
optionee will be deemed to remain in Board service for so long as such optionee remains a member of the Board or of the board of directors of any parent or subsidiary corporation of the Company.

                           4.       In no event shall any automatic grant under
this Article Three remain exercisable after the specified expiration date of the ten (10)-year option term. Upon the expiration of the applicable exercise period in accordance with subparagraphs 1 and 2 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be exercisable with respect to any vested option shares for which the option has not otherwise been exercised.

                  H. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have no stockholder rights with respect to any shares covered by that option until such individual shall have exercised the option, paid the exercise price for the purchased shares and been issued a stock certificate for such shares. No adjustment shall be made for dividends or distributions (whether paid in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

                  I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Non-Employee Director Automatic Grant Agreement attached as Exhibit A to the Plan.

         III.     CORPORATE TRANSACTION/CHANGE IN CONTROL/ HOSTILE TAKE-OVER

                  A. In the event of any Corporate Transaction (as such term is defined in Section III of Article Two above), the option shares at the time subject to each automatic option grant outstanding under this Article Three shall immediately vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of those shares as fully-vested shares of Common Stock and may be exercised for all or any portion of those vested shares. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, unless assumed by the successor corporation or parent thereof.

                  B. In the event of any Change in Control of the Company, the option shares at the time subject to each automatic option grant outstanding under this Article Three shall immediately vest in full so that each such option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of those shares as fully-vested shares of Common Stock and may be exercised for all or any portion of those

                                      17.

vested shares. For purposes of this Article Three, a Change in Control shall be deemed to occur in the event:

                           (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Company's stockholders to accept; or

                           (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                  C. Upon the occurrence of a Hostile Take-Over, each automatic option grant at the time outstanding under this Article Three shall automatically be cancelled, provided that option has been so outstanding for a period of at least six (6) months. The optionee shall in return receive a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not those shares are vested) over (ii) the aggregate option price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash distribution.

                  D. Hostile Take-Over shall have the meaning assigned to such term in Section V.E of Article Two, and the Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share on the option cancellation date, as determined pursuant to the valuation provisions of Section I.A.4 of Article Two, or (b) the highest reported price per share of Common Stock paid in effecting such Hostile Take-Over.

                  E. The shares of Common Stock subject to each option cancelled in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under this Plan.

                                      18.

                  F. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV.      AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS

                  The provisions of this Automatic Option Grant Program, and any automatic option grants outstanding under this Article Three, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

                                      19.

                                  ARTICLE FOUR
                                  MISCELLANEOUS

         I.       AMENDMENT OF THE PLAN

                  The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, (i) no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with Section IV of Article Three. In addition, the Board shall not, without the approval of the stockholders of the Company, (i) increase the maximum number of shares issuable under the Plan or the number of shares for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights over the remaining term of the Plan, except for permissible adjustments under Section IV.D of Article One or Section III.B of Article Two, (ii) materially modify the eligibility requirements for the grant of options under the Plan or (iii) otherwise materially increase the benefits accruing to participants under the Plan.

         II.      EFFECTIVE DATE AND TERM OF PLAN

                  A. The Company's 1981 Stock Option Plan was initially adopted by the Board in October 1981. The 1981 Stock Option Plan was restated in its entirety by the Board on December 16, 1986, and such restatement was approved by the stockholders on February 26, 1987. The Plan as so restated was subsequently amended on several occasions, and those amendments were approved by the Company's stockholders on August 3, 1988 and August 2, 1989. On May 13, 1992, the Plan was further restated by the Board, and the 1992 restatement was subsequently approved by the Company's stockholders. On August 18, 1994, the Plan was again restated to authorize the automatic option grants provided pursuant to Section I.A.(iii) of Article Three. Such restatement was approved by the Company's stockholders at the 1995 Annual Meeting. On November 8, 1995 the Board further amended the Plan to authorize the appointment of a secondary committee of Board Members to administer the Discretionary Option Grant Program of Article Two of the Plan with respect to individuals other than Section 16 Insiders.

                  B. The provisions of the 1994 restatement shall apply only to options granted under the Plan on or after August 18, 1994. All options issued and outstanding under the Plan prior to such date shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option) as in effect on the date each such option was previously granted, and nothing in the 1994 restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of those options.

                                      20.

                  C. The special sale and remittance procedure for the exercise of outstanding options under the Plan shall be in effect for all currently-outstanding options which already include such procedure as a method of exercise and for all options granted after May 13, 1992. In addition, such procedure shall be available for all non-statutory options currently held by officers and directors which do not otherwise include such procedure and for any disqualifying dispositions of Incentive Option shares effected after May 13, 1992.

                  D. The Plan was amended on May 15, 1996 to (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 750,000 shares and (ii) allow the non-employee Board members (other than those at the time serving as members of the Primary Committee). However, no shares granted on the basis of the 750,000-share increase to the Plan shall become exercisable in whole or in part unless and until such increase is approved by the Corporation's stockholders. Should such stockholder approval not be obtained at the 1996 Annual Meeting, then any options granted on the basis of the 750,000-share increase shall terminate without ever becoming exercisable for any of the option shares, and no further option grants shall be made on the basis of such share increase. In addition, without such stockholder approval, the non-employee Board members (other than those serving on the Primary Committee) shall not become eligible to receive option grants under the Discretionary Option Grant Program, but will continue to participate in the Automatic Option Grant Program.

                  E. Unless sooner terminated in accordance with Section III of Articles Two and Three, the Plan shall terminate upon the earlier of (i) August 16, 2005 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise of options or stock appreciation rights granted hereunder. If the date of termination is determined under clause (i) above, then any options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

                  F. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided (i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option and within one year thereafter such amendment is approved by the stockholders of the Company and (ii) each option so granted is not to become exercisable, in whole or in part, at any time prior to the obtaining of such stockholder approval.

         III.     USE OF PROCEEDS

                  Any cash proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

                                      21.

         IV.      MISCELLANEOUS PROVISIONS

                  A. The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

                  B. Neither the action of the Company in establishing or restating the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any parent or subsidiary) for any period of specific duration, and the Company (or such parent or subsidiary corporation) may terminate such individual's employment or service at any time and for any reason, with or without cause.

                                      22.

                                  DETACH HERE                              IMP 1

                                     PROXY

                                   IMP, INC.
                 ANNUAL MEETING OF STOCKHOLDERS, AUGUST 21, 1996
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                   IMP, INC.

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on August 21, 1996 and the Proxy Statement and appoints David A. Laws and Charles S. Isherwood, and each of them, as the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of IMP, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Le Baron Hotel, 1350 North First Street, San Jose, California, on Wednesday, August 21, 1996 at 2:00 p.m. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the following manner set forth on the reverse side.

                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SEE REVERSE
                                                                         SIDE

                                  DETACH HERE                              IMP 1

[X] Please mark
    votes as in
    this example.

The Board of Directors recommends a vote FOR each of the directors listed below and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified below. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED BELOW AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.

1. To elect the following directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

Nominees:   Zvi Grinfas, David A. Laws, Peter D. Olson,
            Bernard V. Vonderschmitt

                   FOR           WITHHELD
                   [ ]             [ ]

[ ] __________________________________
For all nominees except as noted above

2.   To approve an amendment to the Stock Option
     Plan (the "Option Plan") to (i) increase the
     number of shares of Common Stock reserved
     for issuance by an additional 750,000 shares
     and (ii) allow the non-employee members of       FOR  AGAINST  ABSTAIN
     the Board of Directors to participate in the     [ ]     [ ]     [ ]
     Discretionary Option Grant Program in effect under the Option Plan.

3.   To approve the 1996 Employee Stock               [ ]     [ ]     [ ]
     Purchase Plan as the successor to the
     Company's 1987 Purchase Plan, pursuant to which 750,000 shares of Common Stock will be reserved for issuance.

4.   To ratify the appointment of Price Waterhouse    [ ]     [ ]     [ ]
     LLP as the Company's independent auditors for the fiscal year ending March 30, 1997, and

5.   To transact such other business as may           [ ]     [ ]     [ ]
     properly come before the Annual Meeting or any adjournment or postponement thereof.


                MARK HERE
                FOR ADDRESS    [ ]
                CHANGE AND
                NOTE AT LEFT


Please sign your name.

Signature:________________ Date:_______  Signature:________________ Date:_______